UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________

Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 2003

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER	(COMMISSION FILE	(I.R.S. EMPLOYER
JURISDICTION OF	NUMBER)	IDENTIFICATION NO.)
INCORPORATION)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 9.	Regulation FD Disclosure

The MTS Systems Corporation (the “Company”) 2003 Annual Report to Shareholders (excluding the Company’s 2003 Form 10-K Annual Report which is enclosed with the Annual Report to Shareholders and is separately filed with the Commission) attached hereto as Exhibit 99.1 is furnished pursuant to Regulation FD and shall not be deemed “filed” for the purposes of Sections 11 and 18 of the Securities Exchange Act of 1934 (the “Exchange Act”). This information shall not be deemed incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)
Date: December 23, 2003	By: /s/ Susan E. Knight
Susan E. Knight Vice President & Chief Financial Officer

MTS SYSTEMS CORPORATION
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Portions of MTS Systems Corporation 2003 Annual Report to Shareholders.